SATURNA INVESTMENT TRUST
Sextant Growth Fund

Supplement dated December 31, 2015 to the
Prospectus dated March 27, 2015

The following paragraph replaces the paragraph under the section titled "Portfolio Manager" on page 4 of the Prospectus:

Portfolio Managers

Mr. Scott Klimo, CFA, portfolio manager and director of research, is the portfolio manager responsible for the day-to-day management of the Sextant Growth Fund. Mr. Tyler Howard, is the deputy portfolio manager. Mr. Klimo and Mr. Howard have been the portfolio managers since 2015.

The following paragraphs replace the third and fourth paragraphs under the section titled "Investment Adviser" on page 17 of the Prospectus:

Mr. Scott Klimo, CFA, portfolio manager of Sextant Growth Fund and deputy portfolio manager for Sextant International Fund, joined Saturna Capital in 2012 as director of research. Mr. Klimo is also the portfolio manager of the Amana Developing World Fund, and the deputy portfolio manager of the Amana Income and Amana Growth Funds. From 2001 to 2011, he served as a senior investment analyst, research director, and portfolio manager at Avera Global Partners/Security Global Investors.

Mr. Tyler Howard, investment analyst and deputy portfolio manager for Sextant Growth Fund, joined Saturna Capital in 2012. Prior to joining Saturna Capital, he served for five years as a research associate and consultant at Carmel Capital Management LLC.

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